UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                                               Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

International Flavors & Fragrances Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 4, 2022.

You invested in INTERNATIONAL FLAVORS & FRAGRANCES INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Following the instructions on the proxy card, you may vote before the meeting via the Internet, by phone or by mail, or during the meeting via the Internet. To facilitate the timely receipt of your vote, we encourage you to vote by telephone or the Internet today.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 4, 2022 10:00 AM Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/IFF2022

*Please check the meeting materials for any special requirements for meeting attendance.	V1.1

   Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Elect fourteen members of the Board of Directors for a one-year term expiring at the 2023 Annual Meeting of Shareholders.

Nominees:

1a.	Kathryn J. Boor	For

1b.	Edward D. Breen	For

1c.	Barry A. Bruno	For

1d.	Frank Clyburn	For

1e.	Carol Anthony Davidson	For

1f.	Michael L. Ducker	For

1g.	Roger W. Ferguson, Jr.	For

1h.	John F. Ferraro	For

1i.	Christina Gold	For

1j.	Ilene Gordon	For

1k.	Matthias J. Heinzel	For

1l.	Dale F. Morrison	For

1m.	Kåre Schultz	For

1n.	Stephen Williamson	For

2.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2022 fiscal year.	For

3.	Approve, on an advisory basis, the compensation of our named executive officers in 2021.	For

NOTE: Proxies, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board of Directors recommends. The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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